UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

303 W. Wall, Suite 1400
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Salaries

On February 15, 2011, the Compensation Committee (the “Committee”) of Legacy Reserves GP, LLC, the general partner (the “General Partner”) of Legacy Reserves LP (the “Partnership”), determined the Chief Executive Officer’s 2011 salary as follows, and on February 18, 2011, upon recommendation of the Committee, the board of directors (the “Board”) of the General Partner determined 2011 salaries for the remaining executive officers as follows, all effective March 1, 2011, with Messrs. Brown’s and Pruett’s salaries being increased by 10% and the salaries of each of Messrs. Horne, McGraw and Morris being increased by 4%:

Executive Officer	2011 Salary
Cary D. Brown Chairman of the Board and Chief Executive Officer	$400,000
Steven H. Pruett President, Chief Financial Officer and Secretary	$320,000
Paul T. Horne Executive Vice President of Operations	$269,000
Kyle A. McGraw Executive Vice President of Business Development and Land	$252,000
William M. Morris Vice President, Chief Accounting Officer and Controller	$236,000

2010 Cash Bonuses for Executive Officers

In accordance with the Amended and Restated Legacy Reserves LP Compensation Policy effective February 18, 2010 (the “Compensation Policy”) (filed as Exhibit 99.1 hereto) the Committee approved, subject to Audit Committee approval of the final EBITDA calculation for 2010, the following bonus awards for Mr. Cary Brown, and with respect to the remaining executive officers, recommended the following bonus awards to the Board and the Board approved such awards, also subject to Audit Committee approval of the final EBITDA calculation for 2010.

Subjective Cash Award.  Each executive officer will be awarded 100% of the potential subjective amount of cash bonus (up to 50% of the aggregate annual amount) available, as set forth under “Subjective Factor” in the table below, resulting in the subjective portion cash bonus amounts set forth below:

Objective Cash Award.  As set forth in the Compensation Policy, the objective component (up to 50% of the annual cash bonus) is based on EBITDA and growth in cash distributions per unit, weighted equally.  In accordance with the performance level/percentage earned calculation set forth in the Compensation Policy, with respect to 2010, each executive officer is entitled to 70.08% of his respective maximum potential objective cash bonus, and, accordingly, the following aggregate cash bonuses (100% of subjective component and 70.08% of objective component) with respect to each executive officer will be awarded:

	Objective				Subjective			Total Bonus
Executive Officer	2010 Salary	Objective Factor	% of Objective Factor Earned	Bonus Amount (1)	Subjective Factor	% of Subjective Factor	Bonus Amount
Cary D. Brown	$ 364,000	55%	70.08%	$ 140,300	55%	100%	$ 200,200	$ 340,500
Steve H. Pruett	$ 292,000	50%	70.08%	$ 102,317	50%	100%	$ 146,000	$ 248,317
Paul T. Horne	$ 258,000	40%	70.08%	$ 72,323	40%	100%	$ 103,200	$ 175,523
Kyle A. McGraw	$ 242,000	35%	70.08%	$ 59,358	35%	100%	$ 84,700	$ 144,058
William M. Morris	$ 227,000	30%	70.08%	$ 47,724	30%	100%	$ 68,100	$ 115,824
Total 2010 Cash Bonus				$ 422,022			$ 602,200	$1,024,222

(1) The amounts shown are preliminary and are subject to Audit Committee approval of the final EBITDA calculation for 2010.  The amounts are determined by using a weighted earned percentage of 70.08% of the Objective Factor as determined in accordance with the formula set forth in the Compensation Policy.

2011 Phantom Unit Grant

On February 18, 2011, in accordance with the Compensation Policy, the Committee approved the following phantom unit awards and associated distribution equivalent rights for Mr. Cary Brown, and, with respect to the remaining executive officers, recommended the following phantom unit awards to the Board and the Board approved such awards.

Subjective or Service-Based Component.  Each executive officer was awarded 100% of the percentage of 2010 salary as set forth in the table below under the heading “Subjective Grant - Subjective Factor,” with the number of phantom units (and associated dividend equivalent rights) granted determined by using the 20-day average closing price of Partnership units ended on the last trading day prior to February 18, 2011, or $29.39.  Such awards will be subject to a three-year vesting schedule as set forth in the Compensation Policy.

Objective or Performance-Based Equity Compensation.  The number of phantom units for the objective component of equity-based compensation was granted as prescribed by the Compensation Policy at the maximum level, in an amount based on the average closing price of Partnership units for the 20 trading day period ended the last trading day prior to January 1, 2011, or $27.04.  Each year, in accordance with the Compensation Policy, the objective or performance-based component is granted at a number determined by the “Objective Factor” percentage of the respective executive officer’s prior fiscal year salary as set forth in the table below.  Over a three-year period, 1/3 each of such award is subject to vesting, but the actual number vested will be determined based on performance criteria based on the Partnership’s total unitholder return during the preceding fiscal year.  Unvested phantom units will be forfeited.

Phantom Unit Grants
	Objective Grant			Subjective Grant
Executive Officer	2010 Salary	Objective Factor (1)	Maximum Phantom Units (2)	Subjective Factor (1)	Subjective Award	Phantom Units (3)
Cary D. Brown	$ 364,000	150%	20,192	100%	100%	12,385
Steve H. Pruett	$ 292,000	120%	12,959	80%	100%	7,948
Paul T. Horne	$ 258,000	90%	8,587	60%	100%	5,267
Kyle A. McGraw	$ 242,000	75%	6,712	50%	100%	4,117
William M. Morris	$ 227,000	60%	5,037	40%	100%	3,089

(1)        Represents percentage of 2010 salary.
(2)        Represents maximum number of phantom units available to vest in one-third tranches over the next three years starting February 18, 2012, pending attaining specified performance criteria.  Unvested phantom units will be forfeited.
(3)        Phantom units vest 1/3 each anniversary.

2010 Objective Phantom Unit Vesting

On February 18, 2011, in accordance with the objective component of Compensation Policy, the Board approved the vesting of the first 1/3 tranche of phantom units granted to each executive officer on February 18, 2010.

As set forth in the Compensation Policy, the phantom units granted pursuant to the objective or performance-based component are subject to vesting over a three-year vesting period, subject to the Partnership’s performance during 2010 as measured by the ratio of the Partnership’s total unitholder return to a peer group index and the Partnership’s ranking among the peer group.  In accordance with such performance criteria, 100% of the first 1/3 tranche of phantom units awarded to each executive officer in 2010 under the objective component of the Compensation Policy vested on February 18, 2011:

Phantom Unit Vesting
	Objective Grant
Executive Officer	Maximum Phantom Units Subject to Vesting (1)	Performance Factor (2)	Phantom Units Vesting
Cary D. Brown	8,616	100%	8,616
Steve H. Pruett	5,832	100%	5,832
Paul T. Horne	3,977	100%	3,977
Kyle A. McGraw	3,115	100%	3,115
William M. Morris	2,333	100%	2,333

(1)      Represents one-third of the total 2010 phantom unit grants made pursuant to the objective component of the Compensation Policy.
(2)      Based on the Partnership’s total unitholder return for 2010 of 56.6%, Legacy's ranking of second among its Peer Group (as defined in the Compensation Policy) in total unitholder return and a 91.6 percentile rank of the Partnership’s total unitholder return among the Adjusted Alerian MLP Index (as defined in the Compensation Policy).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Amended and Restated Legacy Reserves LP Compensation Policy effective February 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP By: Legacy Reserves GP, LLC, its General Partner

Date: February 22, 2011	By:	/s/ Steven H. Pruett
Name: Steven H. Pruett
Title: President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Amended and Restated Legacy Reserves LP Compensation Policy effective February 18, 2010.